UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2005

Date of reporting period: 12/31/2005

Item 1. Report to Stockholders.

February 2006

Report to Fellow Shareholders:

The Nicholas High Income Fund produced modest performance in 2005 compared to market returns. Nicholas High Income Fund Class I returned 1.38% compared to the Merrill Lynch High Yield Master II Index (ML Index) gross return of 2.74%. Modest returns in the high yield sector were a result of high bond valuations entering 2005 and several credit related events. As we noted a year ago, the average spread on the high yield market to Treasuries was tight, nearing its all-time narrow spread (high valuation) at the end of 2004, leaving little room for improvement in 2005. The high prices coupled with rising energy costs, the Federal Reserve Board embarking on a new tightening phase and downgrades in the auto sector, all led to a sharp decline in the first quarter of 2005. A strong rebound in the second quarter followed as the market adjusted to the above events and found value in high yield bonds at much lower prices. The second half of 2005 experienced slight positive returns pushing the full year to modest performance.

Our strategy with the Nicholas High Income Fund is to identify value opportunities from out-of-favor or under followed securities of sound companies. Often times these securities represent companies whose industries are out-of-favor or are in a transition. We believe these investments should return to favor with higher prices over time as the companies work through short-term issues. Identifying securities trading below their fair value due to short-term issues, emotion or misunderstanding offers great long-term opportunities for investment. The challenge is often the timing of when to initiate a position in these companies. Our performance in 2005 reflects our premature allocation to several of these value opportunities. We initiated positions in GMAC and Ford Motor Credit Company starting in the first quarter at what we believed to be very good valuations. As is our practice, we added to our position as the price of these bonds declined without any specific fundamental change. These issues did not begin to rebound until later in the year. We believe the opportunity for GMAC and Ford Motor Credit Company exists as the finance companies are sound businesses and will eventually be sold from the more troubled parent auto companies enabling their prices to rise.

While returns for high yield bonds were modest in 2005, they fared well compared to other bond alternatives. As calculated by the Lehman Fixed Income Indices, high yield bonds exceeded the performance of both investment grade corporate bonds and Treasuries. Only emerging market debt exceeded the high yield sector for the year. We would expect the relative performance of high yield bonds in 2006 to be very competitive with investment grade bond alternatives. Investment grade corporate bonds and Treasuries themselves represent historically high valuations and offer even less of a yield cushion for investors going forward making the negative reaction to potential surprises greater.

Our view on the capital markets remains cautious moving into 2006 based on the headwinds faced by the markets. The Federal Reserve appears intent on repeating history by raising rates until they sufficiently suffocate economic growth. The market expects Fed Funds to reach 5% by May, and perhaps higher if economic data does not suggest a slowing economy during the first half. However, we believe the economy is likely to slow in 2006, which may negatively impact both equity and high yield markets. The consumer, which has supported the economy in recent years, is facing higher interest rates, increased tax burden, modest wage growth and the end of the easy home equity take-out. The enormous amount of home equity take-outs is unprecedented and the impact from its decline is yet to be seen. Nonetheless, we are positioning for an economy cycling down in 2006.

Our strategy for 2006 will be to upgrade the portfolio holdings and increase allocations to fundamentally strong companies that we believe can successfully weather an economic slowdown. Our focus is on generating an attractive distribution yield for our shareholders and principal stability. We think absolute positive returns may be far more attractive in the upcoming years for our investors.

The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund's Class I, to the same investment over the same periods in a peer group index. The graph assumes a $10,000 investment in the Fund's Class I and the index at the beginning of the first fiscal year. The peer group in the graph includes the Merrill Lynch U.S. High Yield Master II Index. The Adviser believes the Merrill Lynch U.S. High Yield Master II Index is representative of the universe of securities in which the Fund invests.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS HIGH INCOME FUND, INC. CLASS I AND

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX

	Nicholas High Income Fund, Inc. Class I	% Total Return	Merrill Lynch High Yield Master II Index	% Total Return
12/31/1995	$10,000.00		$10,000.00
12/31/1996	11,237.00	12.37%	11,127.00	11.27%
12/31/1997	12,712.42	13.13%	12,603.11	13.27%
12/31/1998	12,772.17	0.47%	12,975.28	2.95%
12/31/1999	12,763.23	(0.07)%	13,301.09	2.51%
12/31/2000	11,215.05	(12.13)%	12,620.47	(5.12)%
12/31/2001	12,197.48	8.76%	13,185.49	4.48%
12/31/2002	10,961.88	(10.13)%	12,935.76	(1.89)%
12/31/2003	13,455.71	22.75%	16,577.04	28.15%
12/31/2004	14,754.18	9.65%	18,378.97	10.87%
12/31/2005	14,957.67	1.38%	18,882.55	2.74%

Returns for Nicholas High Income Fund, Inc. Class I and selected indices are provided in the chart below for the periods ended December 31, 2005. The Fund and Morningstar performance data is net of fees, while the Merrill Lynch Index is gross of fees.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. Class I	1.38%	10.91%	5.93%	4.11%
Merrill Lynch U.S. High Yield Master II Index	2.74%	13.42%	8.39%	6.56%
Morningstar High Yield Bond Funds Category	2.53%	12.03%	7.29%	5.43%
Ending value of $10,000 invested in Nicholas High Income Fund, Inc. - Class I	$10,138	$13,645	$13,338	$14,958

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. These figures do not imply any future performance.

Class N of the Fund commenced operations on March 1, 2005; therefore, there is no annualized return information available for this Class. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

Thank you for your continued investment in the Nicholas High Income Fund.

Sincerely,

/s/ Lawrence J. Pavelec

Lawrence J. Pavelec

Senior Vice President

Portfolio Manager

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Merrill Lynch High Yield Master II Index is an unmanaged portfolio constructed to mirror the public high yield debt market. This index includes US dollar publicly issued corporate bonds and includes PIKS (payment-in-kind notes) and deferred interest bonds that are not yet accruing a coupon. Bonds rated in default, or that are not rated are excluded from the index. You cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (02/06)

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------

                                                             Year ended December 31,
                               ----------------------------------------------------------------------------------------
                                2005     2004     2003     2002     2001     2000     1999     1998     1997     1996
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........   $2.23    $2.19    $1.93    $2.36    $2.40    $3.06    $3.39    $3.69    $3.53    $3.42
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....     .16      .16      .17      .19      .24      .31      .33      .32      .30      .30
   Net gain (loss) on
    securities (realized and
    unrealized) .............    (.13)     .04      .26     (.42)    (.04)    (.66)    (.33)    (.30)     .15      .11
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total from investment
       operations ...........     .03      .20      .43     (.23)     .20     (.35)      --      .02      .45      .41
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.16)    (.16)    (.17)    (.20)    (.24)    (.31)    (.33)    (.32)    (.29)    (.30)
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD ..................   $2.10    $2.23    $2.19    $1.93    $2.36    $2.40    $3.06    $3.39    $3.69    $3.53
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL RETURN ................   1.38%    9.65%   22.75% (10.13)%    8.76% (12.13)%  (0.07)%    0.47%   13.13%   12.37%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........  $101.9   $114.6   $120.4   $101.4   $118.7   $125.5   $202.8   $239.4   $254.2   $185.7
Ratio of expenses to
 average net assets .........    .69%     .64%     .60%     .58%     .61%     .57%     .50%     .48%     .50%     .55%
Ratio of net investment
 income to average
 net assets .................   7.06%    7.16%    7.94%    8.77%    9.56%   10.43%    9.81%    8.69%    8.29%    8.55%
Portfolio turnover rate .....  59.29%   64.17%  104.40%   57.19%   69.84%   18.57%    47.2%    49.3%    32.2%    33.2%

               The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------
                                        Period from
                                       02/28/2005 (1)
                                       to 12/31/2005
                                     -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........               $2.24
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....                 .15
   Net loss on
    securities (realized and
    unrealized) .............                (.16)
                                           ------
      Total from investment
       operations ...........                (.01)
                                           ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................                (.15)
                                           ------
NET ASSET VALUE, END
 OF PERIOD ..................               $2.08
                                           ------
                                           ------

TOTAL RETURN ................              (0.53)% (2)

SUPPLEMENTAL DATA:
Net assets, end of
 period (thousands) ..........              $52.2
Ratio of expenses to
 average net assets .........               1.04% (3)
Ratio of net investment
 income to average
 net assets .................               6.85% (3)
Portfolio turnover rate .....              59.29%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.

               The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Issuers
December 31, 2005 (unaudited)
-------------------------------------------------------------------------------

                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        DaVita, Inc. ..............................................     2.98%
        General Motors Acceptance Corporation .....................     2.65%
        Petrobras International Finance Company ...................     2.28%
        Unisys Corporation ........................................     2.27%
        BE Aerospace, Inc. ........................................     2.16%
        DRS Technologies, Inc. ....................................     2.11%
        Sequa Corporation .........................................     2.08%
        Radio One, Inc. ...........................................     2.07%
        SunGard Data Systems Inc. .................................     2.03%
        Sonat Inc. ................................................     2.00%
                                                                       ------
        Total of top ten ..........................................    22.63%
                                                                       ------
                                                                       ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
December 31, 2005 (unaudited)
-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS
        Industrials ...............................................    21.48%
        Consumer Discretionary ....................................    17.80%
        Health Care ...............................................    12.24%
        Information Technology ....................................    10.00%
        Energy ....................................................     9.05%
        Consumer Staples ..........................................     7.57%
        Materials .................................................     6.16%
        Financials ................................................     5.09%
        Utilities .................................................     5.03%
        Telecommunication Services ................................     3.11%
        Short-Term Investments ....................................     2.47%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended December 31, 2005 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class I

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       06/30/05         12/31/05       07/01/05 - 12/31/05
        ------------------------------------------------------------------
        Actual         $1,000.00        $1,022.90              $3.47
        Hypothetical    1,000.00         1,021.57               3.46
         (5% return before expenses)

        * Expenses are equal to the Class I six-month annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Class N

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       06/30/05         12/31/05       07/01/05 - 12/31/05
        ------------------------------------------------------------------
        Actual         $1,000.00        $1,008.40              $5.21
        Hypothetical    1,000.00         1,019.81               5.24
         (5% return before expenses)

        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Schedule of Investments
December 31, 2005
-------------------------------------------------------------------------------

 Shares or
 Principal
  Amount                                                       Value
----------                                                 ------------
NON-CONVERTIBLE BONDS -- 94.04%
            Consumer Discretionary -
             Auto & Components -- 3.94%
$1,500,000  Dura Operating Corp.
             8.625%, 04/15/12                              $  1,237,500
 1,500,000  Ford Motor Credit Company
             5.625%, 10/01/08                                 1,316,178
 1,500,000  Goodyear Tire & Rubber Company (The)
             7.857%, 08/15/11                                 1,462,500
                                                           ------------
                                                              4,016,178
                                                           ------------
            Consumer Discretionary -
             Consumer Services -- 1.93%
 1,250,000  United Rentals (North America), Inc.
             7.75%, 11/15/13                                  1,218,750
   750,000  Vail Resorts, Inc.
             6.75%, 02/15/14                                    750,000
                                                           ------------
                                                              1,968,750
                                                           ------------
            Consumer Discretionary -
             Hotels, Restaurants & Leisure -- 1.63%
   168,000  HMH Properties, Inc.
             7.875%, 08/01/08                                   169,890
 1,500,000  MGM MIRAGE
             6.00%, 10/01/09                                  1,490,625
                                                           ------------
                                                              1,660,515
                                                           ------------
            Consumer Discretionary - Media -- 8.12%
 1,000,000  Dex Media West LLC
             5.875%, 11/15/11                                 1,006,250
 1,000,000  DIRECTV Holdings LLC
             144A restricted, 6.375%, 06/15/15                  977,500
 2,000,000  EchoStar DBS Corporation
             5.75%, 10/01/08                                  1,960,000
 1,500,000  Emmis Operating Company
             6.875%, 05/15/12                                 1,490,625
 2,000,000  Radio One, Inc.
             8.875%, 07/01/11                                 2,110,000
   750,000  Reader's Digest Association, Inc. (The)
             144A restricted, 6.50%, 03/01/11                   733,125
                                                           ------------
                                                              8,277,500
                                                           ------------
            Consumer Discretionary - Retail -- 1.41%
 1,500,000  Rent-A-Center, Inc.
             7.50%, 05/01/10                                  1,432,500
                                                           ------------
            Consumer Staples - Food,
             Beverage & Tobacco -- 3.32%
 1,750,000  Constellation Brands, Inc.
             8.125%, 01/15/12                                 1,820,000
 1,000,000  Doane Pet Care Company
             10.75%, 03/01/10                                 1,087,500
   500,000  Pinnacle Foods Group Inc.
             8.25%, 12/01/13                                    476,250
                                                           ------------
                                                              3,383,750
                                                           ------------
            Consumer Staples - Food
             & Staple Retail -- 2.38%
   500,000  Denny's Holdings, Inc.
             10.00%, 10/01/12                                   507,500
 1,000,000  Pilgrim's Pride Corporation
             9.625%, 09/15/11                                 1,065,000
 1,500,000  Tembec Industries Inc.
             8.625%, 06/30/09                                   855,000
                                                           ------------
                                                              2,427,500
                                                           ------------
            Consumer Staples - Household
             & Personal Products -- 1.72%
 2,000,000  Solo Cup Company
             8.50%, 02/15/14                                  1,750,000
                                                           ------------
            Energy -- 8.87%
 2,000,000  Denbury Resources Inc.
             7.50%, 04/01/13                                  2,030,000
 1,500,000  Forest Oil Corporation
             7.75%, 05/01/14                                  1,556,250
   500,000  Harvest Operations Corp.
             7.875%, 10/15/11                                   497,500
 2,000,000  Petrobras International Finance Company
             9.125%, 07/02/13                                 2,325,000
 1,000,000  Stone Energy Corporation
             8.25%, 12/15/11                                  1,032,500
   250,000  Stone Energy Corporation
             6.75%, 12/15/14                                    236,875
 1,250,000  Williams Companies, Inc. (The)
             8.125%, 03/15/12                                 1,362,500
                                                           ------------
                                                              9,040,625
                                                           ------------
            Financials - Diversified -- 2.65%
 3,000,000  General Motors Acceptance Corporation
             6.61%, 12/01/14                                  2,700,300
                                                           ------------
            Financials - Insurance -- 1.83%
 2,000,000  Fairfax Financial Holdings Limited
             7.75%, 04/26/12                                  1,866,164
                                                           ------------
            Financials - Real Estate -- 0.51%
   500,000  Corrections Corporation of America
             7.50%, 05/01/11                                    517,500
                                                           ------------
            Health Care - Equipment -- 0.76%
 1,000,000  Medical Services Company
             144A restricted, 11.65%, 10/15/11                  770,000
                                                           ------------
            Health Care - Services -- 11.23%
 1,500,000  AmeriPath, Inc.
             10.50%, 04/01/13                                 1,590,000
 3,000,000  DaVita, Inc.
             7.25%, 03/15/15                                  3,037,500
   500,000  HCA Inc.
             6.375%, 01/15/15                                   505,417
   500,000  Inverness Medical Innovations, Inc.
             8.75%, 02/15/12                                    507,500
   500,000  Omnicare, Inc.
             6.875%, 12/15/15                                   507,500
 1,250,000  Psychiatric Solutions, Inc.
             10.625%, 06/15/13                                1,421,875
 2,000,000  Res-Care, Inc.
             144A restricted, 7.75%, 10/15/13                 2,000,000
 1,500,000  Tenet Healthcare Corporation
             6.375%, 12/01/11                                 1,368,750
   500,000  Triad Hospitals, Inc.
             7.00%, 05/15/12                                    510,625
                                                           ------------
                                                             11,449,167
                                                           ------------
            Industrials - Capital Goods -- 11.87%
 1,000,000  Accuride Corporation
             8.50%, 02/01/15                                    985,000
 2,200,000  BE Aerospace, Inc.
             8.00%, 03/01/08                                  2,200,000
 1,500,000  Bombardier Inc.
             144A restricted, 6.75%, 05/01/12                 1,387,500
 2,250,000  DRS Technologies, Inc.
             6.875%, 11/01/13                                 2,151,562
   500,000  L-3 Communications Corporation
             5.875%, 01/15/15                                   485,000
   750,000  L-3 Communications Corporation
             144A restricted, 6.375%, 10/15/15                  748,125
   973,000  Manitowoc Company, Inc. (The)
             10.50%, 08/01/12                                 1,080,030
 2,000,000  Sequa Corporation
             9.00%, 08/01/09                                  2,125,000
 1,000,000  Vought Aircraft Industries, Inc.
             8.00%, 07/15/11                                    935,000
                                                           ------------
                                                             12,097,217
                                                           ------------
            Industrials - Commerical Services
             & Supplies -- 8.07%
 1,000,000  Alliance Laundry Systems LLC
             8.50%, 01/15/13                                    942,500
 2,000,000  Allied Waste North America, Inc.
             6.50%, 11/15/10                                  1,980,000
 2,000,000  GEO Group, Inc. (The)
             8.25%, 07/15/13                                  1,955,000
 1,500,000  Great Lakes Dredge & Dock Company
             7.75%, 12/15/13                                  1,351,875
 2,000,000  Waste Services, Inc.
             9.50%, 04/15/14                                  2,000,000
                                                           ------------
                                                              8,229,375
                                                           ------------
            Information Technology -
             Hardware & Equipment -- 2.98%
 1,500,000  Flextronics International Ltd.
             6.25%, 11/15/14                                  1,479,375
 1,500,000  Xerox Corporation
             6.875%, 08/15/11                                 1,552,500
                                                           ------------
                                                              3,031,875
                                                           ------------
            Information Technology -
             Semiconductors & Equipment -- 0.99%
 1,000,000  Advanced Micro Devices, Inc.
             144A restricted, 7.75%, 11/01/12                 1,010,000
                                                           ------------
            Information Technology -
             Software & Services -- 5.83%
 1,500,000  Iron Mountain Incorporated
             8.625%, 04/01/13                                 1,563,750
 2,000,000  SunGard Data Systems Inc.
             144A restricted, 9.125%, 08/15/13                2,070,000
 2,500,000  Unisys Corporation
             6.875%, 03/15/10                                 2,312,500
                                                           ------------
                                                              5,946,250
                                                           ------------
            Materials -- 6.04%
 1,500,000  Caraustar Industries, Inc.
             9.875%, 04/01/11                                 1,530,000
 1,500,000  Lyondell Chemical Company
             9.625%, 05/01/07                                 1,565,625
   500,000  Owens-Illinois, Inc.
             8.10%, 05/15/07                                    511,250
 2,000,000  Portola Packaging, Inc.
             8.25%, 02/01/12                                  1,470,000
   974,000  United States Steel LLC
             10.75%, 08/01/08                                 1,076,270
                                                           ------------
                                                              6,153,145
                                                           ------------
            Telecommunication Services -- 3.04%
 1,000,000  MCI, Inc.
             7.69%, 05/01/09                                  1,032,500
 1,500,000  Nextel Communications, Inc.
             6.875%, 10/31/13                                 1,564,821
   500,000  Syniverse Technologies Inc.
             7.75%, 08/15/13                                    503,750
                                                           ------------
                                                              3,101,071
                                                           ------------
            Utilities -- 4.92%
 1,000,000  AES Corporation (The)
             144A restricted, 8.75%, 05/15/13                 1,088,750
   500,000  Nevada Power Company
             8.25%, 06/01/11                                    553,750
   500,000  PSEG Energy Holdings LLC
             7.75%, 04/16/07                                    517,500
 2,000,000  Sonat Inc.
             7.625%, 07/15/11                                 2,035,000
   785,000  TECO Energy, Inc.
             7.00%, 05/01/12                                    824,250
                                                           ------------
                                                              5,019,250
                                                           ------------
               TOTAL NON-CONVERTIBLE BONDS
                (cost $97,696,598)                           95,848,632
                                                           ------------
CONVERTIBLE BOND -- 0.41%
            Consumer Discretionary -
             Auto & Components -- 0.41%
   500,000  Standard Motor Products, Inc.
             6.75%, 07/15/09
             (cost $475,293)                                    420,000
                                                           ------------
COMMON STOCK - 1.10%
            Industrials - Commerical Services
             & Supplies - 1.10%
    71,800  Coinmach Service Corp. *
               (cost $968,062)                                1,120,080
                                                           ------------
SHORT-TERM INVESTMENTS -- 2.43%
            Commercial Paper -- 1.77%
$1,125,000  Fortune Brands, Inc.
             4.50%, 01/03/06                                  1,125,000
   675,000  Tribune Company
             4.35%, 01/04/06                                    674,919
                                                           ------------
                                                              1,799,919
                                                           ------------
            Variable Rate Demand Note -- 0.66%
   671,762  Wisconsin Corporate
             Central Credit Union
             4.05%, 01/03/06                                    671,762
                                                           ------------
               TOTAL SHORT-TERM INVESTMENTS
                (cost $2,471,681)                             2,471,681
                                                           ------------
               TOTAL INVESTMENTS -- 97.98%
                (cost $101,611,634)                          99,860,393
                                                           ------------
            OTHER ASSETS,
             NET OF LIABILITIES -- 2.02%                      2,063,277
                                                           ------------
               TOTAL NET ASSETS
                (basis of percentages
                disclosed above) -- 100%                   $101,923,670
                                                           ------------
                                                           ------------

* Income deposit securities consisting of common stock and 11.00% senior note due 2024.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 2005
-------------------------------------------------------------------------------

ASSETS
    Investments in securities at value (cost $101,611,634) ....   $ 99,860,393
    Interest receivables.......................................      2,181,896
Other .........................................................          3,748
                                                                  ------------
              Total assets ....................................    102,046,037
                                                                  ------------

LIABILITIES
    Payables -
         Due to adviser -
              Management fee ..................................         41,338
              Accounting and administrative fee ...............          4,629
         12b-1 and servicing fee ..............................             59
         Other payables and accrued expense ...................         76,341
                                                                  ------------
              Total liabilities ...............................        122,367
                                                                  ------------
              Total net assets ................................   $101,923,670
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF
    Paid in capital ...........................................   $182,710,364
    Net unrealized depreciation on investments ................     (1,751,241)
    Accumulated net realized loss on investments ..............    (79,101,677)
    Accumulated undistributed net investment income ...........         66,224
                                                                  ------------
              Total net assets ................................   $101,923,670
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................   $101,871,441
Shares outstanding ............................................     48,430,995
NET ASSET VALUE PER SHARE ($.01 par value,
 75,000,000 shares authorized),
 offering price and redemption price ..........................          $2.10
                                                                         -----
                                                                         -----
Class N:
Net assets ....................................................        $52,229
Shares outstanding ............................................         25,069
NET ASSET VALUE PER SHARE ($.01 par value,
 25,000,000 shares authorized),
 offering price and redemption price ..........................          $2.08
                                                                         -----
                                                                         -----

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2005
-------------------------------------------------------------------------------

INCOME
    Interest ..................................................    $ 8,049,286
    Dividend ..................................................         28,640
    Other .....................................................        150,610
                                                                   -----------
         Total income .........................................      8,228,536
                                                                   -----------

EXPENSES
    Management fee ............................................        468,333
    Transfer agent fees .......................................         66,441
    Accounting and administrative fees ........................         53,055
    Legal fees ................................................         25,793
    Registration fees .........................................         24,283
    Audit and tax fees ........................................         22,350
    Accounting system and pricing service fees ................         18,006
    Printing ..................................................         15,185
    Postage and mailing .......................................         12,659
    Directors' fees ...........................................         12,000
    Insurance .................................................          5,910
    Custodian fees ............................................          5,382
    12b-1 fees - Class N ......................................             50
    Servicing fees - Class N ..................................             20
    Other operating expenses ..................................          7,633
                                                                   -----------
         Total expenses .......................................        737,100
                                                                   -----------
         Net investment income ................................      7,491,436
                                                                   -----------

NET REALIZED LOSS ON INVESTMENTS ..............................        (37,374)
                                                                   -----------

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     (5,877,948)
                                                                   -----------
    Net realized and unrealized loss on investments ...........     (5,915,322)
                                                                   -----------
    Net increase in net assets resulting from operations ......    $ 1,576,114
                                                                   -----------
                                                                   -----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
-------------------------------------------------------------------------------
                                                 2005                 2004
                                             -------------       -------------
INCREASE IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  7,491,436        $  8,121,250
    Net realized gain (loss)
     on investments ........................       (37,374)          4,368,989
    Change in net unrealized
     appreciation/depreciation
     on investments ........................    (5,877,948)         (2,127,227)
                                              ------------        ------------
         Net increase in net assets
          resulting from operations ........     1,576,114          10,363,012
                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (7,550,000)         (8,287,284)
    From net investment income - Class N ...        (2,016)                 --
                                              ------------        ------------
         Total distributions ...............    (7,552,016)         (8,287,284)
                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (3,129,193 and 16,935,232
     shares, respectively) .................     6,824,214          37,204,306
    Reinvestment of distributions - Class I
     (2,927,577 and 3,086,431
     shares, respectively) .................     6,212,455           6,774,386
    Cost of shares redeemed - Class I
     (9,078,987 and 23,535,807
     shares, respectively) .................   (19,805,738)        (51,856,215)
    Proceeds from shares issued - Class N
     (51,900 shares in 2005)................       111,977                  --
    Reinvestment of distributions - Class N
     (936 shares in 2005) ..................         1,999                  --
    Cost of shares redeemed - Class N
     (27,767 shares in 2005) ...............       (60,254)                 --
                                              ------------        ------------
         Decrease in net assets
          derived from capital share
          transactions .....................    (6,715,347)         (7,877,523)
                                              ------------        ------------
         Total decrease in net assets ......   (12,691,249)         (5,801,795)
                                              ------------        ------------

NET ASSETS
    Beginning of period ....................  $114,614,919         120,416,714
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment income
     of $66,224 and $93,593,
     respectively) .........................  $101,923,670        $114,614,919
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2005
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas High Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values. Effective February 28,
    2005, the Fund issued a new class of shares, Class N and renamed the existing class as Class I.  Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus.  The following is a summary of the significant accounting policies of the Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions are recorded no later than the first business day after the trade date.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Generally, discounts and premiums on long-term security purchases, if any, are amortized over the lives of the respective securities using the effective yield method.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

    (e)  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. At
         December 31, 2005, reclassifications were recorded to increase accumulated undistributed net investment income by $33,211 and decrease accumulated net realized loss on investments by $33,211.
         This adjustment is attributable to the different treatment of premium and discount on certain bonds for book and tax purposes.

         The tax character of distributions paid during the years ended
         December 31, were as follows:

                                            12/31/2005        12/31/2004
                                            ----------        ----------
              Distributions paid from:
              Ordinary income ............  $7,552,016        $8,287,284
                                            ----------        ----------
                                            ----------        ----------

         As of December 31, 2005, investment cost for federal tax purposes was
         $101,617,214 and the tax basis components of net assets were as follows:

              Unrealized appreciation ....................... $  1,563,911
              Unrealized depreciation .......................   (3,320,732)
                                                              ------------
              Net unrealized depreciation ...................   (1,756,821)
                                                              ------------
              Undistributed ordinary income .................       71,804
              Accumulated net realized capital loss .........  (79,101,677)
              Paid in capital ...............................  182,710,364
                                                              ------------
              Net assets .................................... $101,923,670
                                                              ------------
                                                              ------------

         The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated realized capital loss are attributable primarily to the realization for tax purposes of interest income and unrealized gain
         (loss) on certain instruments.

         As of December 31, 2005, the Fund has capital loss carryforwards of approximately $78,513,000, which expire as follows: $4,686,000 in
         2007, $19,346,000 in 2008, $30,985,000 in 2009 and $23,496,000 in 2010.
         To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

         As of December 31, 2005, the Fund realized post-October losses of approximately $589,000, which for tax purposes, will be deferred and recognized in the following year.

         As of December 31, 2005, the Fund had no tax deferral of wash loss sales.

    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel.  The Fund incurred expenses of $53,055 for accounting and administrative services during the year ended December 31, 2005.

    (b)  Independent Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $18,597 for the year ended December 31, 2005 for legal services rendered by this law firm.

(3) Investment Transactions --
    For the year ended December 31, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $59,078,242 and $61,595,866, respectively.

(4) Concentration of Risk --
    The Fund invests primarily in high yield debt securities.  The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  In addition, the market for these securities is generally less liquid than for higher rated securities.

Tax Information
December 31, 2005 (unaudited)
------------------------------------------------------------------------------
The Fund designates none of its ordinary income distribution for the year ended
December 31, 2005, as qualified dividend income under the Jobs and Growth Tax
Relief Reconciliation Act of 2003.

For the year ended December 31, 2005, none of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund had no capital gain distributions during the year ended December 31,
2005, and therefore does not designate an amount as a capital gain dividend for this period.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of
Nicholas High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
February 6, 2006

Historical Record
(unaudited)
--------------------------------------------------------------------------------------------------

                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment (2)
                        -----------  --------------  --------------
Class I
November 21, 1977 (1) ..   $5.10        $  --            $10,000
December 31, 1987 ......    3.64         0.4660           22,560
December 31, 1988 ......    3.68         0.3710           25,164
December 31, 1989 ......    3.44         0.3830           26,155
December 31, 1990 ......    3.01         0.3970           25,886
December 31, 1991 ......    3.34         0.3460           31,853
December 31, 1992 ......    3.38         0.2955           35,143
December 31, 1993 ......    3.52         0.2890           39,695
December 31, 1994 ......    3.21         0.3010           39,626
December 31, 1995 ......    3.42         0.2950           46,029
December 31, 1996 ......    3.53         0.2960           51,721
December 31, 1997 ......    3.69         0.2903           58,514
December 31, 1998 ......    3.39         0.3155           58,788
December 31, 1999 ......    3.06         0.3312           58,749
December 31, 2000 ......    2.40         0.3060           51,620
December 31, 2001 ......    2.36         0.2430           56,144
December 31, 2002 ......    1.93         0.1985           50,459
December 31, 2003 ......    2.19         0.1690           61,937
December 31, 2004 ......    2.23         0.1640           67,915
December 31, 2005 ......    2.10         0.1579(a)        68,849

Class N
February 28, 2005 (1) ......   $2.24           --            $10,000
December 31, 2005 ......    2.08         0.1464(a)         9,947

(1) Initial date under Nicholas Company, Inc. management.
(2) Assuming reinvestment of distributions.

    The Fund distributed no capital gains for the time periods listed.

(a) Paid on May 02, 2005, $0.0390 and $0.0383 to respective Class I and
 Class N shareholders of record on April 29, 2005.
    Paid on July 26, 2005, $0.0394 and $0.0393 to respective Class I and
 Class N shareholders of record on July 25, 2005.
    Paid on October 31, 2005, $0.0399 and $0.0349 to respective Class I and
 Class N shareholders of record on October 28, 2005.
    Paid on December 22, 2005, $0.0396 and $0.0339 to respective Class I and
 Class N shareholders of record on December 21, 2005.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional
Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
A discussion of the Approval by the Board of Directors of the Fund's Investment Advisory Contract
can be found in the Fund's Semiannual Report dated June 30, 2005.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at
www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Directors and Officers of the Fund
(unaudited)
-----------------------------------------------------------------------------------------------------------------------

    The following table sets forth the pertinent information about the Fund's directors and officers as of December 31,
2005.  Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee,
WI 53202.

                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
   Name and Age                    With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
David O. Nicholas, 44 (1), (3)   President,      (2), 1 year   President, Chief Investment        4            None
                                 Director and                  Officer and Director, Nicholas
                                 Co-Portfolio                  Company, Inc., the Adviser to the
                                 Manager                       Fund. He has been Portfolio
                                                               Manager for Nicholas II, Inc.
                                                               and Nicholas Limited Edition, Inc.
                                                               and has been Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.; and also
                                                               Nicholas High Income Fund, Inc. and
                                                               Nicholas Equity Income Fund, Inc.
                                                               since April 2001 and July 2001,
                                                               respectively.

DISINTERESTED DIRECTORS
Robert H. Bock, 73               Director       (2), 3 years   Private Investor, Consultant,      5            None
                                                               Dean Emeritus of Business
                                                               Strategy and Ethics, University of
                                                               Wisconsin School of Business,
                                                               1997 to present.

Timothy P. Reiland, 49           Director       (2), 1 year    Private Investor, Consultant,      6            None
                                                               Chairman and Chief Financial
                                                               Officer, Musicnotes, Inc.,
                                                               October 2001 to present.
                                                               Investment Analyst from 1987
                                                               to October 2001, Tucker Anthony
                                                               Incorporated, a brokerage firm.
                                                               He is a Chartered Financial
                                                               Analyst.

Jay H. Robertson, 54             Director       (2), 11 years  Private Investor, April 2000       7            None
                                                               to present.  Chairman of the
                                                               Board of Robertson-Ryan and
                                                               Associates, Inc., an insurance
                                                               brokerage firm from 1993 to
                                                               March 2000.

OFFICERS
Albert O. Nicholas, 74 (3)       Executive       Annual,       Chief Executive Officer and
                                 Vice President  28 years      Chairman of the Board, Nicholas
                                                               Company, Inc., the Adviser
                                                               to the Fund.  He has been
                                                               Co-Portfolio Manager of Nicholas
                                                               Fund, Inc.; and Nicholas Equity
                                                               Income Fund, Inc. since
                                                               July 2001.  He formerly was
                                                               the sole Portfolio Manager
                                                               of these funds since the
                                                               time the Adviser managed them.
                                                               He was a Director of the Fund
                                                               until October 29, 2004.

David L. Johnson, 63 (3)         Executive       Annual,       Executive Vice President,
                                 Vice President  24 years      Nicholas Company, Inc., the
                                                               Adviser to the Fund.

Jeffrey T. May, 49               Senior Vice     Annual,       Senior Vice President, Treasurer
                                 President,      12 years      and Chief Compliance Officer, Nicholas
                                 Secretary,                    Company, Inc., the Adviser to the
                                 Treasurer and                 Fund.  He is Portfolio
                                 Chief Compliance              Manager of Nicholas Money Market
                                 Officer                       Fund, Inc.

Lawrence J. Pavelec, 47          Senior Vice     Annual,       Senior Vice President, Nicholas
                                 President       1 year        Company, Inc., the Adviser to the
                                 and Co-Portfolio              Fund.  He has been Co-Portfolio
                                 Manager                       Manager of Nicholas High Income Fund,
                                                               Inc., since April 2003.  He was a
                                                               portfolio manager for Brandes
                                                               Investment Partners from 1999 to
                                                               April 2003.

Candace L. Lesak, 48             Vice President  Annual,       Employee, Nicholas Company, Inc.,
                                                 19 years      the Adviser to the Fund.
____________________

(1)     David O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas is the son of Albert O. Nicholas.  David L. Johnson is the brother-in-law of Albert O. Nicholas.

    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free)
or 414-276-0535.

Nicholas High Income Fund, Inc. Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas High Income Fund, Inc. respects each shareholders' right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Self-employed Master Retirement Plan

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (1-800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(1-800-544-6547).

                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                   Custodian
                                U.S. BANK N.A.
                               Cincinnati, Ohio

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                 ANNUAL REPORT

                        NICHOLAS HIGH INCOME FUND, INC.

700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com

December 31, 2005

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 21, 2005

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,400 in 2005 and $16,600 in 2004.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,950 in 2005 and $2,800 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in each of the last two fiscal years for Tax Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for Non-Audit Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and pre-approve the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/27/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/27/2006

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/27/2006